Exhibit 10.8

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made this 30th day of August, 2021, by and between PIZZAREV FRANCHISING, LLC, a Delaware limited liability company (the “Company”) and PIZZAREV ACQUISITION LLC, a Delaware limited liability company (“Lender”).

RECITALS

WHEREAS, the parties hereto entered into that certain Unit Purchase Agreement, dated August 30, 2021 (the “Agreement”), with Pie Squared Investment, LLC, a Delaware limited liability company, and Amergent Hospitality Group, Inc., a Delaware corporation (“AHG”), pursuant to which, among other things (1) AHG is required to deliver (a) the Note (this and each other capitalized term used but not defined herein shall have the meaning assigned thereto in the Agreement) to the Lender in accordance with Section 1.2(b)(2) of the Agreement, and (b) the AHG Security Agreement to the Lender in accordance with Section 1.2(b)(3)(i) of the Agreement, and (2) the Company is required to deliver (a) the Franchising Guaranty in accordance with Section 1.2(b)(3)(vi), and (b) the Franchising Security Agreement to the Lender in accordance with Section 1.2(b)(3)(vii) of the Agreement; and

WHEREAS, this is the Franchising Security Agreement.

NOW, THEREFORE, in consideration of the mutual consent and agreements set forth herein, the parties hereby agree as follows:

1.	Grant of Security Interest.

(a) To secure the prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the amounts due under the Franchising Guaranty (all such amounts being herein collectively called the “Obligations”), and in consideration of the Lender accepting the Franchising Guaranty, the Company grants to the Lender a first priority lien upon and continuing security interest in the Collateral (as defined herein), howsoever arising, wherever located and whether now owned or existing and hereafter existing or acquired. This Agreement shall remain in full force and effect until all Obligations have been paid and satisfied in full and the Franchising Guaranty has been terminated pursuant to the terms and provisions thereof.

(b) In addition to terms defined elsewhere in this Agreement, when used herein, the following terms shall have the following meanings:

(i) “Account Debtor” shall mean any Person who is or may become obligated to the Company under, with respect to, or on account of an Account Receivable or other Collateral.

(ii) “Accounts Receivable” shall mean any and all accounts (as such term is defined in the UCC) of the Company and each and every right of the Company to (A) the payment of money, or (B) the receipt or disbursement of products, goods, services or other valuable consideration, whether such right now exists or hereafter arises, whether such right arises out of a sale, lease or other disposition of Inventory, or out of a rendering of services, or any other transaction or event, whether such right is created, generated or earned by the Company or by some other Person who subsequently transfers its interest to the Company, whether such right is or is not already earned by performance, and howsoever such right may be evidenced, together with all other rights and interests (including all liens and security interests) which the Company may at any time have by law or agreement against any Account Debtor or other Person obligated to make any such payment or against any property of such Account Debtor or other Person.

(iii) “Collateral” shall mean the following property owned by the Company, howsoever arising, wherever located and whether now owned or existing or hereafter existing or acquired:

(A) all Equipment;

(B) all Accounts Receivable;

(C) all Inventory;

(D) any and all monies, reserves, deposits, deposit accounts, securities, cash, cash equivalents, balances, credits, and interest and dividends on any of the above, of or in the name of the Company, any and all other property of any kind and description of or in the name of the Company, now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Company or any agent or bailee for the Company;

(E) all chattel paper, whether tangible or electronic chattel paper, contract rights, letter of credit rights and instruments, including, without limitation, all supporting obligations of any of the foregoing;

(F) all General Intangibles;

(G) all investment property;

(H) all furniture and fixtures;

(I) all books, records and computer records in any way relating to the above property; and

(J) all documents of title and receipts, whether negotiable or non- negotiable, including all goods covered by such documents; and any and all substitutions, renewals, improvements, replacements, additions and proceeds of (A) through (J) above, including, without limitation, proceeds of insurance policies.

(iv) “Equipment” shall mean all machinery and equipment owned by the Company, wherever located, whether now owned or hereafter existing or acquired by the Company, any additions thereon, accessions thereto or replacements of parts thereof.

(v) “General Intangibles” shall mean all general intangibles (as such term is defined in the UCC) owned by the Company, including, but not limited to payment intangibles, goodwill, software, trademarks, trade names, licenses, patents, patent applications, copyrights, inventions, franchises, books and records of the Company, designs, trade secrets, registrations, prepaid expenses, all rights to and payments of refunds, overpayments, rebates and return of monies, including, but not limited to, sales tax refunds, tax refunds, tax refund claims and rights to and payments of refunds, overpayments or overfundings under any pension, retirement or profit sharing plans and any guarantee, security interests or other security held by or granted to the Company to secure payment by an Account Debtor of any of the Accounts Receivable.

(vi) “Inventory” shall mean any and all goods, finished goods, whole goods, materials, raw materials, work-in-progress, components or supplies, wheresoever located and whether now owned or hereinafter acquired and owned by the Company, including, without limitation, goods, finished goods, whole goods, materials, raw materials, work-in-process, components or supplies in transit, wheresoever located, whether now owned or hereafter acquired by the Company, which are held for demonstration, illustration, sale or lease, furnished under any contract of service or held as raw materials, work-in-process for manufacturing or processing or supplies for manufacturing or processing, and all materials used or consumed in the business of the Company, and shall include such other property, the sale or disposition of which has given rise to an Accounts Receivable and which has been returned to or repossessed or stopped in transit by or on behalf of the Company, but shall not include property owned by third parties in the possession of the Company.

(vii) “UCC” shall mean the Uniform Commercial Code as enacted and amended in the State of Delaware.

2. Company Representations and Warranties. The Company makes the following representations and warranties to the Lender:

(a) Authority. The Company is the lawful owner of the Collateral owned by it, free of all liens, claims, and encumbrances of any kind, other than the security interest of the Lender hereunder, with full right to deliver, pledge and grant a security interest in the Collateral hereunder. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(b) Transaction Not a Breach. The execution, delivery or performance by the Company of this Agreement will not:

(i) violate or conflict with or result in a breach of any provision of any Law binding on the Company; or

(ii) conflict with or constitute a default under the limited liability company agreement of the Company, or any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation of any nature to which either of the Company is a party or by which the Company or any of their property or assets may be bound or affected.

3.	Lender’s Rights and Remedies.

(a) Upon the occurrence and continuation of an Event of Default (as defined in the Note), the Lender may exercise in respect of the Collateral, in addition to any and all other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights and remedies of a secured party on default under applicable law, including, but not limited to, the UCC in effect at the time, and the Lender may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at Lender’s principal office or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Lender may require the Company to assemble the Collateral and deliver it to a place designated by the Lender. The Lender may proceed to sell or otherwise dispose of the Collateral at public or private sale for cash or credit; provided, however, that the Company shall be credited with proceeds of such sale only when the proceeds are actually received by the Lender. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to the Company at the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of any notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale, without further notice, may be made at the time and place to which it was so adjourned.

(b) Any cash held by the Lender as Collateral and all cash proceeds by Lender in respect of any sale of, collection from, other realization upon all or any part of the Collateral may, in the sole and arbitrary discretion of the Lender, shall be held by the Lender as Collateral for, and/or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the expenses and costs to exercise by the Lender of its rights hereunder, and to the Obligations then remaining unpaid as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

(c) All provisions contained herein pertaining to Lender’s remedies shall be and are severable and cumulative.

4. Authority of the Lender. Lender shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Lender by the terms hereof, together with such powers as are incidental thereto. Lender may execute any of Lender’s duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Upon the occurrence of an event hereunder which the Lender has determined, in good faith, will result in irreparable damage to the Company or its operations or Lender’s security interest if not promptly cured, and if, in the reasonable judgment of the Lender the Company is not proceeding to cure the event in an expeditious manner which will avoid such damage, the Lender shall be entitled upon prior notice hereunder to the Company to take such actions and incur such expenses on behalf of the Company as shall be necessary to avoid such damage.

5. Further Assurances. The Company shall do, make, execute, and deliver all such additional and further acts, things, deeds, assignments, assurances and instruments as the Lender or its counsel may reasonably require to more completely vest in, perfect and assure to the Lender its rights hereunder or in any of the Collateral.

6. Amendments. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on the Company only if such amendment or waiver is set forth in a writing executed by the Company, and provided that any such amendment or waiver will be binding upon Lender only if such amendment or waiver is set forth in a writing executed by Lender. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a continuing waiver or as a waiver of any other breach.

7. Expenses. The Company will, upon demand by Lender, pay to Lender the amount of any and all reasonable expenses, including reasonable attorneys’ fees and expenses and the expenses of any experts and agents, which Lender may incur in connection with the enforcement of this Agreement.

8. Notices. Any notices, consents or other communications required or permitted to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally or (b) delivered by a recognized courier service. Such notices, demands and other communications shall be sent to the addresses indicated below:

(a)	If to the Company:

PizzaRev Franchising, LLC

C/O Amergent Holdings Group, Inc.

Attn: Michael D. Pruitt

Address: 7621 Little Avenue

Suite 414

Charlotte, NC 28226

(b)	If to the Lender:

PizzaRev Acquisition LLC

C/O Cleveland Avenue, LLC

222 N. Canal St., Third Floor

Chicago, Illinois 60606

Attn: Legal

or to such other address as the parties may designate by proper notice.

9. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

10. No Strict Construction; Terms. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. The terms used herein which are defined in the UCC shall made the same meanings here as in the UCC.

11. Entire Agreement. This Agreement constitutes and contains the entire agreement of the Company and the Lender, and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

12. Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any party without the prior written consent of the other parties.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules (except to the extent governed by the UCC).

14.	Consent to Jurisdiction; Forum Selection; Governing Law; Waiver of Jury Trial.

(a) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED EXCLUSIVELY IN THE COURTS LOCATED IN CHICAGO, ILLINOIS. THE AFOREMENTIONED CHOICE OF VENUE IS INTENDED BY THE PARTIES TO BE MANDATORY AND NOT PERMISSIVE IN NATURE, THEREBY PRECLUDING THE POSSIBILITY OF LITIGATION BETWEEN THE PARTIES WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT OR THE FRANCHISING GUARANTY IN ANY JURISDICTION OTHER THAN THAT SPECIFIED IN THIS SECTION. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON-CONVENIENS OR SIMILAR DOCTRINE OR TO OBJECT TO VENUE WITH RESPECT TO ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION 14, AND STIPULATES THAT THE FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH OF THEM FOR THE PURPOSE OF LITIGATING ANY DISPUTE, CONTROVERSY OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE FRANCHISING GUARANTY. EACH PARTY HEREBY AUTHORIZES AND ACCEPTS SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST IT AS CONTEMPLATED BY THIS SECTION 14 BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO ITS ADDRESS FOR THE GIVING OF NOTICES AS SET FORTH IN THIS AGREEMENT, OR IN THE MANNER SET FORTH IN SECTION 8 OF THIS AGREEMENT FOR THE GIVING OF NOTICE. ANY FINAL JUDGMENT RENDERED AGAINST A PARTY IN ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AS TO THE SUBJECT OF SUCH FINAL JUDGMENT AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY LAW. THIS AGREEMENT AND THE FRANCHISING GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS RULES OF CONFLICTS OF LAW.

(b) THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE FRANCHISING GUARANTY OR ANY OF THE CONTEMPLATED TRANSACTIONS OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION 14(b) CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall:

(a) Remain in full force and effect until all the Obligations have been fully paid and performed;

(b) Be binding upon the Company and its representatives, successors and assigns; and

(c) Inure to the benefit of the Lenders and their successors, transferees and assigns.

[Remainder of Page Intentionally Left Blank Signature Page Follows.]

IN WITNESS WHEREOF, the Company and the Lender have executed this Agreement on the date listed on the first page of this Agreement.

Lender:

PIZZAREV ACQUISTION LLC,

By:	/s/ Jim Kepple
Name:
Title:	Authorized Signatory

The Company:

PIZZAREV FRANCHISING, LLC,

By:	/s/ Jim Kepple
Name:
Title:	Authorized Signatory